Exhibit 99.1

CIBC World Markets 15th Annual Healthcare Conference John J. Arlotta, Chairman, President & CEO November 9, 2004

Statements made in this presentation, our website and in our other public filings and releases, which are not historical facts contain "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "may", "target" and similar expressions. Such forward looking statements include, without limitation, statements regarding the effect of the spin-off on our operations, expected changes in reimbursement rates and inflationary increases in state Medicaid rates, expected bed count, expected SG&A expense, anticipated restructuring charges and estimates of timing and costs savings related to cost improvement initiatives. Factors that could cause actual results to differ materially include, but are not limited to, the following: costs, changes in the reimbursement rates or methods of payment from Medicare or Medicaid, or the implementation of other measures to reduce reimbursement for our services; changes in pharmacy legislation and payment formulas; the expiration of enactments providing for additional government funding; efforts of third party payors to control costs; the impact of federal and state regulations; changes in payor mix and payment methodologies; further consolidation of managed care organizations and other third party payors; competition in our business; an increase in insurance costs and potential liability for losses not covered by, or in excess of, our insurance; competition for qualified staff in the healthcare industry; our ability to control operating costs, and generate sufficient cash flow to meet operational and financial requirements; and an economic downturn or changes in the laws affecting our business in those markets in which NeighborCare operates. Our business, operations or results could also be affected by the effects of OmniCare's tender offer or its pendency on the company and its business, employees, customers and suppliers. The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments. Forward-Looking Statements

Company Overview NeighborCare Business Segments NeighborCare, Inc. Q3 YTD 2004 Revenue: $1.1 Billion Retail Pharmacy 32 Pharmacies in 4 states >1.5M scripts per year NeighborCare At Home 16 Distribution centers in 10 states Home infusion, respiratory, medical equipment and hospice Tidewater GPO Represents >500,00 beds 66 Pharmacies in 32 states + D.C. ~88% of F3Q04 Revenues 262,927 Beds Served >30M scripts per year INSTITUTIONAL PHARMACY CORPORATE & OTHER Note: Data Ending F3Q04

Company Overview The Long-Term Care Pharmacy Business Cycle Medicaid LTC Facility Commercial Insurance Private Pay Medicare Part B 0.44 0.29 0.14 0.11 0.02 Payor mix as of 6/30/04 NeighborCare delivers prescriptions to long- term care facilities Wholesaler delivers drugs to NeighborCare Pharmacies Cardinal: 98% of orders

The Opportunity Favorable industry dynamics Significant cost reduction opportunity Industry has not had strong "value proposition" for customers Multiple opportunities for strategic acquisitions and new sites to expand geographic coverage Diverse, experienced leadership team committed to and capable of transforming the business

The Opportunity

Favorable Industry Dynamics – Historical Drug Trend

Components of Drug Trend


9-12%
Total
4-5%
0-1%
5-6%
Utilization
Opportunity to impact utilization driven cost through NeighborCare's Cost Management Program
New Products
Price Increases

Source: NeighborCare internal estimates and IMS study.

5

The Opportunity NeighborCare Unique Value Proposition

Runs on Laptop, PC or Tablet Physician Connectivity Drug Cost Projections - Complete First Data Bank Data - State PDL - Facility Pricing Results Analysis - Clinical Review Drug Compatibility The Opportunity NeighborCare Unique Value Proposition NeighborCare Unique Value Proposition NeighborCare Unique Value Proposition

Customer Tools: inSightRxTM Reporting System Sample Reports - Top 50 Medications Medicare A Drug Spend Physician Profiling The Opportunity NeighborCare Unique Value Proposition

The Opportunity Experienced Leadership Team Company Leaders Yrs. Healthcare Experience John J. Arlotta, President, Chairman & CEO 31 Rich W. Hunt, Chief Financial Officer 26 Jack L. Kordash, Executive VP & Assistant to the CEO 33 Robert A. Smith, R.Ph., Chief Operating Officer 32 John F. Gaither, Jr., General Counsel 21 Michael Azzaro, SVP, NeighborCare At Home 21 Tim Stefan, SVP, President, Tidewater Group Purchasing 18 Bob Dunlap, SVP, Materials Management and Logistics 27 Steve Duvall, SVP, Sales & Account Management 21 Chuck Feeney, SVP, Pharma & Generic Contracting 27 Nancy Losben, SVP, Clinical Services 29 Lynn Meadows, SVP, Revenue Management 20 Note: Blue highlights newer members of the management team

Our Business Plan Capitalizing on the Opportunity Reduce service costs while improving customer service Reduce product costs through improved formulary management Grow sales organically and increase customer retention Expand core business through acquisitions, new sites and sales force expansion to gain competitive advantage

Best demonstrated practices target of $6M for 2004 Fax server implementation on schedule Three sites evaluating paperless workflow New pharmacy system currently in 5 locations First component of automated "super pharmacy" ordered Business Plan Update Reduce Service Costs FY2003 3Q04 FY2004E East 0.148 0.136 0.138

Wholesaler delivers drugs to NeighborCare Drug Repack Facility NeighborCare delivers prescriptions to long- term care facilities Business Plan Update Reduce Service Costs - Drug Repack Center

Significantly improved generic product costs Generic spend currently at ~$90M annualized run rate Updated contract with primary drug wholesaler New tracking and diagnostic tools for formulary compliance Estimated savings of $4-$6M in FY2004 from generics and rebates Business Plan Update Reduce Product Costs FY2003 3Q04 FY2004E East 0.017 0.018 0.021

Business Plan Update Reduce Product Costs - Improved Formulary Compliance Sample Therapeutic Drug Class Drug A Drug B Drug C Drug D Drug E Drug F

Business Plan Update Grow Sales Organically and Increase Customer Retention Sales organization and new management in place Net organic bed estimate for FY2004 of 5,000-10,000 Nearly reached retention rate goal for the full year at 3Q04 About 60% of new beds signed for 3 years or greater Net Organic Bed Growth/Retention Rate Retention Rate 86.0% 86.7% 87.3% 88.3% Retention Rate 86.0% 86.7% 87.3% 88.3%

Business Plan Update Geographic Expansion - 8 New Sites & 3 Acquisitions in 2004

Medicare Modernization Act Some Implications for Long Term Care Comments submitted by NeighborCare and LTCPA to CMS Oct. 2004 Final MMA rules to be published early in 2005 CMS has contracted the long term care study which is due Jun. 2005 CMS recognizes Complex needs of LTC residents (dual eligibles) Unique services (including costs) provided by LTC providers Critical access needs of LTC resident One facility - one pharmacy importance Potential opportunity for LTC pharmacies to manage medication therapy management program (MTMP) components of MMA NeighborCare's data will be valuable to PDPs and Health Plans

Financial Highlights Any reference to non-GAAP financial information provided herein is reconciled to comparable GAAP financial information on our web site at www.neighborcare.com/investor.

Financial Highlights Historical Revenue Growth Historical annual revenue from segment reporting in 9/30/02 10-K and 9/30/03 10-K. Nine month to date revenues adjusted for intersegment transactions with GHC. Nine month to date revenues adjusted for intersegment transactions with GHC. Nine month to date revenues adjusted for intersegment transactions with GHC.

Financial Highlights Increasing Beds Served and Revenue per Bed Increasing Beds Served and Revenue per Bed Increasing Beds Served and Revenue per Bed Increasing Beds Served and Revenue per Bed Increasing Beds Served and Revenue per Bed

Financial Highlights Days Sales Outstanding and Days Inventory Days Sales Outstanding and Days Inventory Days Sales Outstanding and Days Inventory

Senior Debt: Revolver -- -- Capital Leases 13.0 1.8% Total senior debt 13.0 1.8 Senior Sub notes due 2013 250.0 34.6 Total Debt 263.0 36.4 Book Equity 459.3 63.6 Total capitalization $722.2 100.0% 6/30/04 % of Cap Financial Highlights Capitalization - June 30, 2004 Notes: $100 million revolver undrawn. Total shares outstanding as of August 12, 2004 = 43.964 million Options/restricted stock granted to date to employees and Board = 2.5 million (not included in share count above.) ($ in millions)

($ in millions) 3/31/04 6/30/04 Net cash provided by operating activities $8.3 $8.1 Net cash used by investing activities ($10.9) ($27.7) Capital expenditures ($6.9) ($5.3) Acquisitions ($3.9) ($22.3) Net cash used in financing activities ($1.2) ($1.6) Cash and equivalents at end of period $91.3 $70.1 Financial Highlights Cash Flow Highlights

We remain focused on executing our business plan Employees and management have not been distracted The plan is working Company is well positioned for MMA implementation in 2006 Conclusion

CIBC World Markets 15th Annual Healthcare Conference John J. Arlotta, Chairman, President & CEO November 9, 2004